Exhibit 10.9

AMENDMENT NO.1 TO PROMISSORY NOTE

THIS AMENDMENT NO.1 TO PROMISSORY NOTE (this “Agreement”), dated and effective as of January 27, 2022, by and between Chenghe Acquisition Co., a Cayman Islands exempted company (the “Maker”) and Chenghe Investment Co., a Cayman Islands exempted company, or its registered assigns or successors in interest (the “Payee”).

WHEREAS, the Maker executed and delivered a Promissory Note dated as of April 8, 2021 to the Payee in the original principal amount of Three Hundred Thousand Dollars (US$300,000) (the “Promissory Note”); and

WHEREAS, the Maker and the Payee desire to amend the Promissory Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the Maker and the Payee hereby agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Promissory Note.

2.	Paragraph 1 of the Promissory Note is hereby deleted in its entirety and replaced with the following:

Principal. The entire unpaid principal balance of this Note shall be payable on the earlier of: (i) June 30, 2022 or (ii) the date on which the Maker consummates an initial public offering of its securities (such earlier date, the “Maturity Date”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

3.     Each of the Maker and the Payee, by executing this Agreement, hereby waives all and any past default under or other non-compliance of the terms of the Promissory Note which has occurred or may have occurred prior to the date hereof.

4.     Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Promissory Note shall remain in full force and effect.

5.	This Agreement shall be binding upon and inure to the benefit of the Maker and Payee and their respective successors and assigns.

6.     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONLIFCT OF LAW PROVISIONS THEREOF.

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IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Agreement to be duly executed by the undersigned as of the day and year first above written.

CHENGHE ACQUISITION CO.
a Cayman Islands exempted company

By：	/s/ Qi Li
	Name:	Qi Li
	Title:	Director

Acknowledged and agreed:

CHENGHE INVESTMENT CO.

By：	/s/ Qi Li
Name:	Qi Li
Title:	Director

[Signature Page to Promissory Note]

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